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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2004-1 Home Equity Pass-Through Certificates, Series
2004-1)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

           Delaware                      333-107055             13-3320910
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(State or Other Jurisdication of       (Commission File       (I.R.S. Employer
     Incorporation) Number)                                  Identification No.)

11 Madison Avenue, New York, New York                  10010
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(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of February 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee, Wilshire Credit Corporation, as a servicer and as back-up servicer and Ocwen Federal Bank FSB, as a servicer.
















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CREDIT SUISSE FIRST BOSTON
                                         MORTGAGE SECURITIES CORP.


                                         By: /s/ John P. Graham
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                                         Name:   John P. Graham
                                         Title:  Vice President




Dated: March 10, 2004



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                                     EXHIBIT